NEWS RELEASE

CONTANGO ORE, INC.

INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND CONTANGO ORE, INC. STOCKHOLDERS VOTE “FOR” PROPOSED ARRANGEMENT WITH DOLLY VARDEN SILVER CORPORATION

FAIRBANKS, AK – (March 9, 2026) – Contango ORE, Inc. (“Contango” or the “Company”) is pleased to announce that two leading independent proxy advisory firms, including Institutional Shareholder Services (“ISS”), have recommended that Contango stockholders vote “FOR” the Arrangement to be considered at the Company’s upcoming special meeting of stockholders (the “Special Meeting”) in connection with Contango’s proposed plan of arrangement (the “Arrangement”) with Dolly Varden Silver Corporation (“Dolly Varden”). Any capitalized terms which are used herein but not defined have the meanings ascribed to them in the Proxy Statement.

The Special Meeting is scheduled for Tuesday, March 17, 2026 at 12:00 p.m. (Central time) and will be held online via live webcast at www.meetnow.global/MZZQV69. The Meeting Materials and can be accessed online on Contango’s website at www.contangoore.com/investors/special-meeting, and under the Company’s EDGAR profile.

Under the Arrangement, Contango will acquire all of the issued and outstanding common shares of Dolly Varden. Each Dolly Varden common share will be exchanged for 0.1652 of a Contango common share, or, for eligible holders who validly elect, 0.1652 of an exchangeable share, in each case subject to the terms and conditions of the Arrangement. No fractional shares will be issued.

Your vote is important. Vote well in advance of the proxy voting deadline on Friday, March 13, 2026 at 12:00 p.m. (Central time)

Stockholder questions or need voting assistance? Please contact Laurel Hill Advisory Group by email at assistance@laurelhill.com, or by texting “INFO” to, or calling, 1-877-452-7184 (North American toll-free) or 1-416-304-0211 (collect calls outside North America)

ISS Recommendation

ISS recommends that Contango stockholders vote FOR: the Arrangement Proposal

Rick Van Nieuwenhuyse, President and Chief Executive Officer of Contango, commented:
“ISS’s recommendation reinforces the clear strategic and financial merits of our proposed Arrangement with Dolly Varden Silver. This transaction creates a stronger, well-capitalized North American precious metals company with enhanced scale and market relevance, while positioning us to advance a high-quality portfolio of exploration and development assets. We encourage all Contango stockholders to vote FOR the Arrangement Proposal, the Share Increase Proposal and the Incentive Plan Proposal well in advance of the March 13 proxy deadline.”

Benefits of the Arrangement

Highlights of the Arrangement for Contango stockholders include:

•
Fairness opinion: Contango’s Board received a fairness opinion from Canaccord Genuity Corp. that, as of December 7, 2025, the exchange ratio was fair, from a financial point of view, to Contango stockholders.
•
Balanced pro forma ownership: Following completion of the Arrangement, Contango stockholders are anticipated to own 50% of the pro forma combined company (based on a fully diluted in-the-money calculation).
•
Experienced leadership and governance: Following completion of the Arrangement, the combined company’s executive team is expected to include Rick Van Nieuwenhuyse as Chief Executive Officer, Shawn Khunkhun as President, and Michael Clark as Executive Vice President and Chief Financial Officer, with a seven-member board comprised of directors from both Contango and Dolly Varden.
•
New corporate identity: The name of the combined company is expected to be Contango Silver & Gold Inc.

Stockholders Encouraged to Vote Ahead of the Proxy Deadline

The Contango Board of Directors unanimously recommends that stockholders vote FOR each of the proposals to be considered at the Special Meeting.

The proxy voting deadline for internet and telephone voting is 12:00 p.m. (Central time) on Friday, March 13, 2026. Stockholders are encouraged to vote well in advance of the deadline to ensure their vote is submitted in a timely manner.

Stockholder Questions & Voting Assistance

If you have questions about the Proxy Statement or need help voting, please contact Contango’s proxy solicitation agent, Laurel Hill Advisory Group, by phone at 1-877-452-7184 (North America toll-free) or 416-304-0211 (collect calls outside North America), by text message by texting “INFO” to either number, or by email at assistance@laurelhill.com.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com